                                                        Preliminary Copy

                      OPPENHEIMER INTERGRITY FUNDS

                 OPPENHEIMER INVESTMENT GRADE BOND FUND
            3410 South Galena Street, Denver, Colorado  80231

              Notice Of Meeting Of Shareholders To Be Held
                              June 28, 1995

To The Class A & Class B Shareholders of
Oppenheimer Investment Grade Bond Fund

Notice is hereby given that a Meeting of the shareholders of the shareholders of Oppenheimer Integrity Funds (the "Trust") and a meeting of the Class A and Class B Shareholders of Oppenheimer Investment Grade bond Fund (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 28, 1995, or any adjournments thereof, for the following purposes:

To be voted on by holders of:
Class A Shares Class B Shares

          X              X         (a) To elect nine Trustees to hold
                                   office until the next meeting of
                                   shareholders called for the purpose of
                                   electing Trustees and until their
                                   successors are elected and shall
                                   qualify;

          X              X         (b) To ratify the selection of Deloitte
                                   & Touche LLP as the independent
                                   certified public accountants and
                                   auditors of the Fund for the fiscal
                                   year beginning January 1, 1995
                                   (Proposal No. 1);

          X              X         (c) To approve changes in the Fund's
                                   fundamental investment policies
                                   Proposal No. 2);

          X              X         (d) To approve a new investment
                                   advisory agreement with Oppenheimer
                                   Management Corporation;

                         X (e) To approve the Fund's Class B 12b-1 Distribution and Service Plan (Proposal No. 4); and

          X              X         (f) To transact such other business as
                                   may properly come before the meeting,
                                   or any adjournments thereof.

Shareholders of record at the close of business on April 28, 1995, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

George C. Bowen, Secretary
May 19, 1995
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Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

285

                                                        Preliminary Copy

                       OPPENHEIMER INTEGRITY FUNDS

                 OPPENHEIMER INVESTMENT GRADE BOND FUND
            3410 South Galena Street, Denver, Colorado  80231

                             PROXY STATEMENT

                         Meeting of Shareholders
                        To Be Held June 28, 1995

This statement is furnished to the Class A and Class B shareholders of Oppenheimer Investment Grade Bond Fund (the "Fund") in connection with the solicitation by the Board of Trustees of Oppenheimer Integrity Funds (the "Trust") of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 28, 1995, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about May 19, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended December 31, 1994, call Oppenheimer Shareholder Services, the Fund's transfer agent, at 1-800-525-7048. The Fund is one of two series of Oppenheimer Integrity Funds. The other series is Oppenheimer Value Stock Fund (which, like the Fund, has two classes, Class A and Class B), whose shareholders will be meeting at the same time as the Fund's shareholders. Shareholders of the Fund and of Oppenheimer Value Stock Fund will vote together on the election of Trustees, as explained in detail below.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

The Fund is one of two series of Oppenheimer Investment Grade Bond Fund. The Meeting of this Fund's shareholders includes a meeting of the Class
A and Class C shareholders of the other series, Oppenheimer Value Stock Fund. All shareholders of both series vote for the election of trustees and the ratification of the selection of the independent auditors (Proposal No. 1). Only the shareholders of a series vote on the Proposal to change the fundamental investment policies of that series and only a Class of a series votes on the Proposal to approve the Distribution Plan for that Class.

Shares Outstanding and Entitled to Vote. As of April 28, 1995, the record date, there were (1) _______________ shares of the Fund issued and outstanding, consisting of ______________ Class A shares and _____________ Class B shares and (2) _____________ shares of Oppenheimer Value Stock Fund issued and outstanding, consisting of _____________ Class A shares and ___________ Class B shares. Each Class A and Class B share of the Fund and of Oppenheimre Value Stock Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund or of Oppenheimer Value Stock Fund to be the beneficial owner of 5% or more of the outstanding shares of any class of shares of Oppenheimer Integiry Funds, other than
____________________.

                          ELECTION OF TRUSTEES

At the Meeting, nine Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholders meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Fund. [All Trustees have been elected by shareholders of the Fund.] Each Trustee is also a Trustee, Director or Managing General Partner of Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Champion High Yield Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Variable Account Funds, Oppenheimer Main Street Funds, Inc., Oppenheimer Tax-Exempt Bond Fund, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Limited-Term Government Fund, and The New York Tax-Exempt Income Fund, Inc. (collectively, the "Denver-based OppenheimerFunds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based OppenheimerFunds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee or Director of any of the Denver OppenheimerFunds without a break in service. The beneficial ownership of [Class A] shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. [As of April 28, 1995 the Trustees and officers of
the Fund as a group owned                       Class A shares of the Fund
in the aggregate, which is less than 1% of the outstanding shares of that class.]

                                                            Shares
                                                            Beneficially
Name and               Business Experience                  Owned as of
Other Information      During the Past Five Years           April 21, 1995

William A. Baker       Management Consultant.
first became a
Trustee in 1966.
Age: 80

Charles Conrad, Jr.    Vice President of McDonnell
first became a         Douglas, Ltd.; formerly associated
Trustees in 1970.      with the National Aeronautics and
Age: 64                Space Administration.

Raymond J. Kalinowski  Director of Wave Technologies
first became a         International, Inc.; formerly Vice
Trustee in 1988.       Chairman and a director of A.G.
Age: 65                Edwards, Inc., parent holding
                       company of A.G. Edwards & Sons,
                       Inc. (a broker-dealer), of which
                       he was a Senior Vice President.

C. Howard Kast         Formerly Managing Partner of
first became a         Haskins & Sells (an accounting
Trustee in 1988.       firm).
Age: 73

Robert M. Kirchner     President of The Kirchner Company
first became a         (management consultants).
Trustee in 1963.
Age: 73

Ned M. Steel           Chartered property and casualty
first became a         underwriter; Director of Visiting
Trustee in 1963.       Nurse Corporation of Colorado;
Age: 79                formerly Senior Vice President
                       and a director of Van Gilder
                       Insurance Corp. (insurance
                       brokers).

Robert G. Avis         Vice Chairman of A.G. Edwards &
first became a         Sons, Inc. (a broker-dealer) and
Trustee in 1993.       A.G. Edwards, Inc. (its parent
Age: 63                holding company); Chairman of A.G.
                       Edwards Trust Company (its
                       affiliated investment adviser and
                       trust company, respectively).

Jon S. Fossel*         Chairman, Chief Executive Officer
first became a         and a director of the Adviser;
Trustee in 1990.       President and a director of
Age: 53                Oppenheimer Acquisition Corporation
                       ("OAC"), parent of the Adviser;
                       President and a director of
                       HarbourView Asset Management
                       Corporation ("HarbourView"),
                       an investment adviser subsidiary of
                       the Adviser; a director of
                       Shareholder Services, Inc. ("SSI")
                       and Shareholder Financial Services,
                       Inc. ("SFSI"), transfer agent
                       subsidiaries of the Adviser;
                       formerly President of the Adviser.

James C. Swain*        Vice Chairman and a director of
first became a         the Adviser, President and a
Trustee in 1969.       director of Centennial Asset
Age: 61                Management Corporation
                       ("Centennial"), an investment
                       adviser subsidiary of the
                       Adviser; formerly President and
                       a director of Oppenheimer Asset
                       Management Corporation ("OAMC"),
                       an investment adviser that was a
                       subsidiary of the Adviser, and
                       Chairman of the Board of SSI.


Vote Required. The vote of a plurality of the votes cast by shareholders of the Fund and Oppenheimer Value Stock Fund without regard to series or class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. ___ regular meetings of the Board were held in the fiscal year ended December 31, 1994 and all of the Trustees [except Mr. Fossel] were present for at least 75% of those meetings. The Trustees of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met _____ times during the fiscal year ended December 31, 1994 and [all members] attended at least 75% of the meetings held during this period. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended December 31, 1994, and (ii) from all 22 of the Denver-based OppenheimerFunds (including the Fund) listed in the third paragraph of this section for services in the positions shown:

                                                    Total Compensation
                                   Aggregate        From All
                                   Compensation     Denver-based
Name and Position                  from Fund        OppenheimerFunds1

Robert G. Avis                       $                  $53,000.00
   Trustee
William A. Baker                     $                  $73,257.01
   Audit and Review Committee
   Chairman and Trustee
Charles Conrad, Jr.                  $                  $68,293.67
   Audit and Review Committee
   Member and Trustee
Raymond J. Kalinowski                $                  $53,000.00
   Trustee
C. Howard Kast                       $                  $53,000.00
   Trustee
Robert M. Kirchner                   $                  $68,293.67
   Audit and Review Committee
   Member and Trustee
Ned M. Steel                         $                  $53,000.00
   Trustee
- --------------------
1For the 1994 calendar year.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

Mary Wilson, Vice President and Portfolio Manager, Age    .
     Vice President and Managing Director of Massachusetts Mutual Life Insurance Company; Senior Vice President of MML Series Investment Fund; Vice President of MassMutual Participation Investors and MassMutual Corporate Investors.

Andrew J. Donohue, Vice President; Age: 44.
     Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age 58.
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age 46.
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
     OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age 36.
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an accountant for Yale & Seffinger, P.C., an accounting firm, and previously an accountant and commissions supervisor for Stuart James Company, Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an international mutual fund supervisor for Brown Brothers, Harriman & Co., a bank, and previously a senior fund accountant for State Street Bank & Trust Company.

            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held ____________________, selected Deloitta and Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning January 1, 1995. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the Class A and Class
B shareholders' vote of the Fund and Oppenheimer Value Stock Fund to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The affirmative vote of a Majority of the votes cast by shareholders of the fund and Oppenheimer Value Stock Fund without regard to class is required for ratification of Deloitte as auditors of the Fund. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Fund.

              APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
             INVESTMENT POLICIES WITH RESPECT TO INVESTMENT
                   IN NON-INVESTMENT GRADE SECURITIES
                            (Proposal No. 2)

At the present time, the Fund's investment objective is to "seek to achieve a high level of current income consistent with prudent investment risk and the stability of capital primarily through investment in a diversified portfolio of investment garde fixed-income securities"

In addition, it is currently a policy of the Fund to purchase only the following fixed-income securities:

(1) Investment grade bonds, that is, debt securities rated BBB or above by Standard & Poor's Corporation or Baa or above by Moody's Investors Service, Inc. or comparably rating by a nationally recognized rating organization, or, if unrated, determined by the Manager to be of comparable quality;

(2) Securities issued, or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities (U.S. Government securities).

     U.S. Government securities include U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U>S. government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs");

(3) High-quality, short-term money market instruments, including U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate users; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

The Fund also has a fundamental restriction which prohibits it from purchasing commodities or commodities contracts.

The Manager proposes that the following changes by made to the Fund:

(1) that its investment objective be changed to : "to seek a high level of current income by investing mainly in debt instruments";

(2) that permissible investments be expanded to: (i) permit investments in debt securities other than investment grade debt securities, securities issued by the U.S. Government or its agencies or instrumentalities or money market instruments, and (ii) permit the Fund to invest up to 35% of its total assets in non-investment grade debt instruments (that, those rated at least BBB/Baa by Standard & Poor's or Moody's or a comparable rating by a nationally recognized rating organization, or, if unrated, determined by the Manager to be of comparable quality);

(4) that the fundamental limit on investing in commodities be made non-fundamental and that certain instruments, such as commodity-linked notes or certificates of deposits, be permissible investments of the Fund.

This Proposal would permit the Fund to invest in non-investment grade debt securities and other debt securities that currently are not permitted investments, when consistent with the Fund's proposed investment objective of seeking a high level of current income by investing mainly in debt instruments. If this Proposal is approved, the Board of Trustees would change the Fund's name to "Oppenheimer Bond Fund" or similar name. If this Proposal is approved, the Manager anticipates that, although the Fund would be premitted to invest up to 35% of its assets in lower-grade debt securities, that the Fund would invest at least 75% of its assets in (i) U.S. corporate bonds rated "A" or better and (ii) U.S. government and agency bonds. The Fund further anticipates that it would invest an additional 15% of its total assets in lower-grade corporate bonds and 10% of total assets in non-U.S. bonds. The reason for the proposed change is that a portfolio made up entirely of investment grade Securities is generally very sensitive to changes in interest rates, and therefore the Fund's net asset value is presently susceptible to declines in a rising interest rate environment. Allowing the Fund's portfolio managers to vary the creditworthiness standard of the Fund's portfolio will permit them to attempt to decrease the sensitivity of that portfolio to interest rate changes. In addition, the Fund's investment adviser believes that, from time to time, investment opportunities exist in non-investment grade securities in which the Fund should be able to participate.

Although the yield in non-investment grade debt securities tends to be higher than that of higher grade debt securities, and the potential for higher long-term returns increases if such investments are made, there is an increased credit risk potential that issuers of non-investment grade debt securities may not be able to make interest or principal payments as they become due. The Fund's portfolio managers intend to continue to consider issuer creditworthiness, among other factors, in selecting individual debt securities and in determining from time to time whether a portion (but under the proposed non-fundamental limit, not more than 35%) of the Fund's portfolio should be invested in non-investment grade or unrated Municipal Securities.

At a meeting of the Fund's Board of Trustees held on February 28, 1995, the Manager presented to the Fund's Board of Trustees the issue of eliminating the fundamental restrictions outlined above, so that the Board would have the flexibility to approve further revisions, and the advantages and risks of allowing the Fund's investment adviser flexibility to invest up to 35% of the Fund's portfolio in non-investment grade debt securities, in response to market, economic and other conditions. The Trustees approved and recommended, subject to shareholder approval, the change in fundamental investment policies described in this Proposal. If approved, the effective date of this Proposal can be delayed by the Fund until the Fund's Prospectus is updated to reflect this change.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding Class A and Class B voting securities of the Fund is required to change a fundamental investment policy; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If this Proposal is not approved, the above-described fundamental investment policies will not change. The Board of Trustees recommends a vote in favor of approving this Proposal.

              APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

                            (Proposal No. 3)

The Fund has an investment advisory agreement dated March 28, 1991, with the Manager (the "Current Agreement") which was submitted to and approved by the Fund's shareholders at a meeting held [March 22, 1991].

At a meeting of the Fund's Board of Trustees held April 18, 1995, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, approved the terms of a new investment advisory agreement (the "Proposed Agreement") between the Fund and the Manager. The management fee under the Proposed Agreement is at an annual rate of: .75% of the first $200 million of the Fund's average annual net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million, .60% of the next $200 million, and .50% of aggregate net assets over $1 billion. All investment advisory services will be performed by the Manager. The sub-advisory agreement between the Manager and Massachusetts Mutual Life Insurance Company (the "Sub-Advisor"), under which the Manager, not the Fund, pays a fee to the Sub-Advisor for managing the Fund's portfolio securities and making investments decisions with respect to the Fund's investments, will terminate. If the Proposed Agreement is approved by the shareholders at this meeting, the Proposed Agreement will be effective on such date and continue in effect until December 31, 1995 and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Current Agreement, the management fee payable monthly to the Manager is computed on the aggregate net assets of the Fund as of the close of business each day at the annual rate of .50% of the first $100 million of average annual net assets, .45% of the next $200 million, .40% of the next $200 million, and .35% of aggregate net assets over $500 million. At March 31, 1995, the Fund's assets were $___________. The Fund paid a management fee of $_________ to the Manager for the fiscal year ended December 31, 1994.

The investment advisory fee rate included in the Proposed Agreement is identical to the fee rate payable by Oppenheimer High Yield Fund (total assets of $____ million at March 31, 1995), Oppenheimer Strategic Diversified Income Fund ($____ million), Oppenheimer Strategic Income Fund ($____ million), Oppenheimer Strategic Income & Growth Fund ($____ million) and Oppenheimer Strategic Investment Grade Bond Fund ($___ million). Once the Fund is converted to a general bond fund (see Proposal No. 2, above), the time and effort expended by the Manager's portfolio management, fund accounting and legal departments on behalf of the Fund will be essentially the same as the time and effort it expends on behalf of the above-described bond funds.

The table below compares actual advisory fees and expenses paid by the Fund under the Current Agreement with the fees that would have been payable under the Proposed Agreement from January 1, 1994 through December 31, 1994 (unaudited):

                           Advisory
                           Fees
Advisory      Other        Payable
Fees          Expenses     Under
Actually      Actually     Proposed
Incurred(a)   Incurred     Agreement(b)  $ Change    % Change(c)
                                                     Class A    Class B

$522,205      $607,566     $786,863      $264,658    23.6%      14.0%

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(a)  Computed pursuant to the current fee schedule as described above.
(b)  Computed pursuant to the proposed fee scheduled as described above.
(c) As a percent of Total Expenses for Class A and Class B shares, respectively, for the year ended December 31, 1994.

The ratio of operating expenses to average net assets for Class A shares for the period from January 1, 1994 through December 31, 1994 was 1.06%. If the Proposed Agreement had been in effect such ratio would have been 1.31%. The ratio of operating expenses to average net assets for Class
B shares under the Current Agreement and under the Proposed Agreement for that period would be 1.78% and 2.03%, respectively.

The Proposed Agreement and the Current Agreement (Hereinafter jointly referred to as the "Agreements") are identical except for the change in the management fee rates described above and the dates of the Agreements. Under the Agreements, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Agreements require the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of, all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreements or by the distributor of the Fund's shares are paid by the Fund. the Agreements list examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreements contain no expense limitation. However, independently of the Agreements, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable regulatory limitation. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. the payment of the management fee at the end of any month will be reduced or eliminated so that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to change or eliminate this expense limitation at any time.

The Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreements, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreements relate. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may by withdrawn.

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are made by portfolio managers of the Manager under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

The Manager. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Donald W. Spiro and Robert G. Galli) serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since October 1, 1993, the only transactions by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC were by Mr. Galli, who surrendered to OAC 45,445 stock appreciation rights issued in tandem with the Class C OAC options for $2,821,736, and by Mr. Spiro, who sold 50,000 shares of Class B OAC common stock to MassMutual for $3,740,000, for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

The names and principal occupations of the executive officers and directors of the manager are as follows: Jon S. Fossel, Chief Executive Officer and Chairman of the Board of Directors; Bridget A. Macaskill, President, Chief Operating Officer and a director; Donald W. Spiro, a director and Chairman Emeritus of the Board of Directors; James C. Swain, Vice Chairman of the Board of Directors; Samuel Freedman, Jr. (Chairman and a director of SSI), a director; Robert G. Galli, Executive Vice President and a director; Tilghman G. Pitts, III, Executive Vice President and a director of the Manager and President of the Distributor; Andrew J. Donohue, Executive Vice President and General Counsel of the Manager and the Distributor; Robert Doll, Jr., Executive Vice President; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Loretta McCarthy, Nancy Sperte and Robert G. Zack, Senior Vice Presidents. The address of Messrs. Bowen, Eich, Freedman and Swain is 3410 South Galena Street, Denver, Colorado 80231. the address of all other officers is Two World Trade Center, New York, New York 10048-0203, which is also the address of the Manager and OAC.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund is required for approval of the Proposed Agreement. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving the Proposed Investment Advisory Agreement.

           APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                     AND SERVICE PLAN AND AGREEMENT
                            (Proposal No. 4)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on May 1, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act. In June of 1993, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's current 12b-1 plans or in any related agreements ("Independent Trustees"), approved amendments to that plan to recharacterize it as a distribution and service plan and agreement in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. In February of 1994, that Distribution and Service Plan was further amended by the Fund's Board of Trustees to eliminate a provision which had required the Fund to continue to make payments to the Distributor after a termination of the Distribution and Service Plan. At a meeting of the Fund's Board of Trustees held February 28, 1995, the Manager proposed the adoption of a new Distribution and Service Plan and Agreement (the "Distribution and Service Plan") which is recharacterized as a "compensation type plan" instead of a "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the new Distribution and Service Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares,
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge of up to 0.75% per annum could be continued by the Board after termination.

The Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for
the fiscal year ended December 31, 1994 were $          (     % of the
Fund's average net assets represented by Class B shares during that
period), of which the Distributor paid $     to an affiliate of the
Distributor and retained $        as reimbursement for Class B sales
commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor.

If the Class B shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1995 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees.
In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board also focused on the two principal differences in the Distribution and Service Plan and its predecessor. First, the proposed plan provides for compensating the Distributor for its distribution efforts rather than reimbursing it for its costs. While it was possible for the Fund's Class B 12b-1 payments to be reduced when limited by the Distributor's expenses (including past expenses which were not previously reimbursed, and which were, therefore, carried forward with interest) under a reimbursement-type plan, under normal circumstances this is unlikely. Therefore, adoption of this Proposal is not expected to materially increase the Fund's expenses under normal circumstances. Payments under the proposed Distribution and Service Plan still remain subject to limits imposed on asset-based sales charges by the NASD. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of the Distributor's actual distribution expenses.

A second difference in the Distribution and Service Plan over its predecessor is that the proposed Plan expressly provides that distribution and administrative support services may be rendered in connection with Class B shares acquired either in exchange for other OppenheimerFund shares or by reorganization with another fund. The Board determined that although these changes are less likely to have significance under a compensation-type Plan, it should have the flexibility to approve reorganizations among funds without concern that the transaction would affect payments to the Distributor for its distribution efforts. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of share exchanges or the occurrence of reorganizations to which their Fund is a party.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                         ADDITIONAL INFORMATION

The Distributor. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. The address of the Manager and the Distributor is Two World Trade Center, New York, New York 10048-0203.

                    RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


George C. Bowen, Secretary
May 1, 1995



PROXY\285PXY.695

                                                               Exhibit A

               DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                  WITH

                   OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                          FOR CLASS B SHARES OF

                   OPPENHEIMER INSURED TAX-EXEMPT FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 15th day of June, 1995, by and between Oppenheimer Tax-Exempt Fund (the "Trust") for the account of OPPENHEIMER INSURED TAX-EXEMPT FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other institution which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940
     Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

     (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services of the type approved by the Board with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

          The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

          The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.


          It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

          Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one
     (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

          The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

          A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Distributor is entitled to retain from the payments described in Section 3(a) the aggregate amount of (i) the Service Fee on Shares outstanding for less than the Minimum Holding Period plus
     (ii) the Asset-Based Sales Charge on Shares outstanding for not more than the Maximum Holding Period, in each case computed as of the close of each business day during that period and subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other institution that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(a) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients;
     (iii) paying of or reimbursing the Distributor for interest and other borrowing costs on its unreimbursed expenses at the rate paid by the Distributor or, if such amounts are financed by the Distributor from its own resources or by an affiliate, at the rate of 1% per annum above the prime rate (which shall mean the most preferential interest rate on corporate loans at large U.S. money center commercial banks) then being reported in the Eastern edition of the Wall Street Journal (or if such prime rate is no longer so reported, such other rate as may be designated from time to time by the Distributor with the approval of the Independent Trustees); (iv) other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this
     Section 3. Such services include distribution and administrative support services rendered in connection with Shares acquired by the Fund (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares. The reports shall be provided in the frequency requested by the Board, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on February 28, 1995, for the purpose of voting on this Plan, and shall take effect after approved by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan and Agreement for the Shares dated February 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1995 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                    OPPENHEIMER TAX-EXEMPT FUND
                    for the account of
                    OPPENHEIMER INSURED TAX-EXEMPT FUND


                    By:____________________________________
                       Robert G. Zack, Assistant Secretary

                    OPPENHEIMER FUNDS DISTRIBUTOR, INC.


                    By:___________________________________
                       Katherine P. Feld
                       Vice President & Secretary

PROXY/285PXY.695

                                                       Preliminary Copy

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class A Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

         Oppenheimer Investment Grade Bond Fund - Class A Shares
         Proxy For Shareholders Meeting To Be Held June 28, 1995

     The undersigned shareholder of Oppenheimer Investment Grade Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Rendle Myer and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Oppenheimer Integrity Funds and of the Fund to be held June 28, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     285


Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class A Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____

4. Approval of new advisory agreement with Oppenheimer Management Corporation (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
                                                                       285

PROXY/285BAL.695

                                                       Preliminary Copy

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class B Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

         Oppenheimer Investment Grade Bond Fund - Class B Shares
         Proxy For Shareholders Meeting To Be Held June 28, 1995

     The undersigned shareholder of Oppenheimer Investment Grade Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Rendle Myer and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Oppenheimer Integrity Funds and the Fund to be held June 14, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     286

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class B Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____

4. Approval of new advisory agreement with Oppenheimer Management Corporation (Proposal No. 3)

    For ____             Against ____            Abstain ____

5. Approval of the proposed Class B 12b-1 Distribution and Service Plan (Proposal No. 4)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)
                                    ____________________________
                                    Signature(s)
                                    ____________________________
                                    Signature(s)
                                    Please read both sides of this ballot.
                                                                     286
PROXY/285BAL.695

                                                          Preliminary Copy


                                        May 1995



Dear Oppenheimer Investment Grade Bond Fund Class A shareholder:

     We have scheduled a shareholder meeting on June 28, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, who represent your interests in the day-to-day management of the Fund, recommend approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 35% of its total assets in lower-grade debt securities. Currently, the Fund may invest only in investment grade debt securities, U.S. government and agency securities, and money market instruments. A portfolio made up primarily of investment grade securities generally more sensitive to changes in interest rates than a portfolio of securities with varying credit quality. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various credit qualities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     New Investment Advisory Agreement with Oppenheimer Management Corporation. Oppenheimer Management Corporation, your fund's adviser, requests your approval of a new investment advisory agreement. The new agreement would compensate your fund's adviser at the same, higher rate paid by the other general bond funds within the OppenheimerFunds family.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel

                                                          Preliminary Copy


                                        May 1995



Dear Oppenheimer Investment Grade Bond Fund Class B shareholder:

     We have scheduled a shareholder meeting on June 28, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, who represent your interests in the day-to-day management of the Fund, recommend approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 35% of its total assets in lower-grade debt securities. Currently, the Fund may invest only in investment grade debt securities, U.S. government and agency securities, and money market instruments. A portfolio made up primarily of investment grade securities generally more sensitive to changes in interest rates than a portfolio of securities with varying credit quality. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various credit qualities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     New Investment Advisory Agreement with Oppenheimer Management Corporation. Oppenheimer Management Corporation, your fund's adviser, requests your approval of a new investment advisory agreement. The new agreement would compensate your fund's adviser at the same, higher rate paid by the other general bond funds within the OppenheimerFunds family.

- -    Changes in Distribution Plan Contracts for Class B Shares.
     Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry and is not expected to increase fund expenses materially under normal circumstances. Any distribution costs in excess of that rate will be the responsibility of the distributor.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel